Prospectus and Summary
Prospectus Supplement

August 12, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 12, 2020 to the Morgan Stanley Institutional Fund, Inc. Prospectus and Summary Prospectus dated April 30, 2020

Emerging Markets Breakout Nations Portfolio

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") approved a Plan of Liquidation with respect to the Emerging Markets Breakout Nations Portfolio (the "Portfolio"), a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's stockholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about September 11, 2020. The Portfolio will suspend the offering of its shares to all investors at the close of business on August 12, 2020.

Please retain this supplement for future reference.

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